UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2022

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 437-6500

Not Applicable

(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AMPE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07.	Submission of Matters to a Vote of Security Holding.

On October 13, 2022, Ampio Pharmaceuticals, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). As of the close of business on the record date of September 6, 2022, there were 226,286,867 shares of common stock outstanding. At the Special Meeting, the shareholders present in person or by proxy represented 146,808,283 shares of common stock, or approximately 64.88% of the shares outstanding on the record date.

The following describes the matters considered by the Company’s stockholders at the Special Meeting, as well as the results of the votes cast at the Special Meeting.

1.	To approve an amendment to the Ampio Pharmaceuticals certificate of incorporation to effect a reverse stock split of the Company’s shares of common stock at a ratio not less than 5-to-1 and not greater than 15-to-1, with the exact ratio to be set within that range at the discretion of our Board of Directors before October 13, 2023 without further approval or authorization of our stockholders.

For	Against	Abstain
130,857,001	15,186,932	764,350

Given that the holders of 57.83% of the Company’s outstanding common stock voted in favor of this proposal, the proposal was approved.

2.	To approve an adjournment of the Special Meeting to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1

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For	Against	Abstain
134,326,832	11,024,258	1,457,193

This approval was also approved. However, given the approval of Proposal No. 1, no adjournment was necessary.

On October 14, 2022, the Company issued a press release regarding the Special Meeting, the reverse stock split and the listing of its common stock, which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Ampio Pharmaceuticals, Inc. dated October 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

Date: October 14, 2022	By:	/s/ Michael A. Martino
Name: Michael A. Martino
Title: Chief Executive Officer